SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934


Check the appropriate box:

[x]      Preliminary Information Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
           Rule 14c-5(d)(2))
[ ]      Definitive Information Statement


                                   GWIN, INC.
       ------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee  (Check the appropriate box)

[X]      No fee required.

[ ]      Fee computed on table below per  Exchange Act Rules  14c-5(g) and 0-11.

                  1) Title of each class of securities to which transaction applies:
                  2)       Aggregate  number of securities to which  transaction
                           applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  4)       Proposed maximum aggregate value of transaction:
                  5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:
                  2)       Form, Schedule or Registration Statement No.:
                  3)       Filing Party:
                  4)       Date Filed:



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



                              INFORMATION STATEMENT
                                       OF
                                   GWIN, INC.
                             5092 SOUTH JONES BLVD.
                             LAS VEGAS, NEVADA 89118


         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is first being furnished on or about July __, 2003 to the holders of record as of the close of business on July __, 2003 of the common stock of GWIN, Inc. ("GWIN").

         GWIN's Board of Directors has approved, and a total of 9 stockholders owning 20,559,731 shares of the 40,271,859 shares of common stock outstanding as of April 30, 2003, have consented in writing to the action described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Delaware General Corporation Law and GWIN's By-Laws to approve the action. Accordingly, the action will not be submitted to the other stockholders of GWIN for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C, and Section 228(e) of the Delaware General Corporation Law.



                          ACTION BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDERS


GENERAL

         GWIN will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. GWIN will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of GWIN's common stock.

         GWIN will only deliver one Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, GWIN will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

         GWIN, Inc.
         Attn:  Douglas  R.  Miller
         5092  South  Jones  Blvd.
         Las  Vegas,  Nevada  89118
         (702)  967-6000


INFORMATION ON CONSENTING STOCKHOLDERS

         Pursuant to GWIN's Bylaws and the Delaware General Corporation Act, a vote by the holders of at least a majority of GWIN's outstanding capital stock is required to effect the action described herein. GWIN's Certificate of Incorporation does not authorize cumulative voting. As of the record date, GWIN


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

had 40,271,859 voting shares of common stock issued and outstanding of which 20,135,930 shares are required to pass any stockholder resolutions. The consenting stockholders, who consist of 9 current stockholders of GWIN, are collectively the record and beneficial owners of 20,559,731 shares, which represents 50.5% of the issued and outstanding shares of GWIN's common stock. Pursuant to Section 228 (a) of the Delaware General Corporation Act, the consenting stockholders voted in favor of the actions described herein in a written consent, dated June 10, 2003, attached hereto as Exhibit A. No consideration was paid for the consent. The consenting stockholders' names, affiliations with GWIN, and their beneficial holdings are as follows:

---------------------------- ------------------------------ ---------------------------- --------------------
           NAME                       AFFILIATION            SHARES BENEFICIALLY HELD        PERCENTAGE

---------------------------- ------------------------------ ---------------------------- --------------------
Wayne Allyn Root             Chairman of the Board and               4,403,473                 10.90%
                             Chief Executive Officer
---------------------------- ------------------------------ ---------------------------- --------------------
                             President, Chief Operating
Douglas R. Miller            Officer, Secretary and
                             Director                                3,549,135                  8.81%
---------------------------- ------------------------------ ---------------------------- --------------------
Timothy J. Keating           Director                                4,542,723                 11.20%
---------------------------- ------------------------------ ---------------------------- --------------------
John T. Manner               Director                                1,859,308                  4.61%
---------------------------- ------------------------------ ---------------------------- --------------------
Clapacs Family Trust         Stock Holder                             527,702                   1.31%
---------------------------- ------------------------------ ---------------------------- --------------------
Trilium Holdings Ltd.        Stock Holder                            3,513,809                  8.72%
---------------------------- ------------------------------ ---------------------------- --------------------
Newmarket-Simon Hayes        Director                                 100,000                   0.20%
---------------------------- ------------------------------ ---------------------------- --------------------
Luca Toscani                 Stock Holder                            1,665,326                  4.13%
---------------------------- ------------------------------ ---------------------------- --------------------
Michele Toscani              Stock Holder                             398,255                   0.98%
---------------------------- ------------------------------ ---------------------------- --------------------
TOTAL                                                               20,559,731                 50.86%
---------------------------- ------------------------------ ---------------------------- --------------------


INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None


PROPOSALS BY SECURITY HOLDERS

None


DISSENTERS' RIGH OF APPRAISAL

None


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


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 30, 2003, certain information regarding the ownership of GWIN's capital stock by each director and executive officer of GWIN, each person who is known to GWIN to be a beneficial owner of more than 5% of any class of GWIN's voting stock, and by all officers and directors of GWIN as a group. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of April 30, 2003, are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 68,462,187 shares issued and outstanding on a fully diluted basis, as of April 30, 2003.

-------------------------- ----------------------------- -------------------------- -------------------------
                                 Name and Address            Amount and Nature              Percent
        Title of                        Of                Of Beneficial Ownership              Of
          Class               Beneficial Owners (1)                                          Class
-------------------------- ----------------------------- -------------------------- -------------------------
Common and 5%              Wayne Allyn Root (2)                  6,860,024                   10.02%
Convertible Debt
-------------------------- ----------------------------- -------------------------- -------------------------
Common and 5%              Douglas R. Miller (3)                 3,689,019                   5.39%
Convertible Debt
-------------------------- ----------------------------- -------------------------- -------------------------
Common and Series C        Timothy J. Keating (4)                8,484,106                   12.39%
Preferred
-------------------------- ----------------------------- -------------------------- -------------------------
Common and 5%              John T.Manner (5)                     2,265,773                   3.31%
Convertible Debt
-------------------------- ----------------------------- -------------------------- -------------------------
Common and 5%              Simon  Hayes  (6)  Newmarket         13,830,769                   20.20%
Convertible Debt           Investment plc.
-------------------------- ----------------------------- -------------------------- -------------------------

-------------------------- ----------------------------- -------------------------- -------------------------
                           Directors and executive              35,129,691                   51.31%
                           officers as a group (5
                           persons)
-------------------------- ----------------------------- -------------------------- -------------------------

-------------------------- ----------------------------- -------------------------- -------------------------

-------------------------- ----------------------------- -------------------------- -------------------------
Common                     Trilium Holdings Ltd. (7)             4,180,476                   6.10%
-------------------------- ----------------------------- -------------------------- -------------------------
Common and 13%             Laurus Master Fund, Ltd. (8)          2,142,857                   3.10%
Convertible Note
-------------------------- ----------------------------- -------------------------- -------------------------

----------------
(1) Unless otherwise noted, the address for each of the named beneficial owners is 5092 South Jones Blvd., Las Vegas, Nevada 89188.

(2) Amount also includes Mr. Root's stock options to acquire 106,551 shares of common stock at an exercise price of $1.41, and to acquire 350,000 shares of common stock at an exercise price of $0.50 per share, stock options and warrants to purchase 1,900,000 shares at an exercise price of $0.50, 106,552 shares of common stock owned by Mr. Root's minor children, 100,000 shares of common stock to be issued upon conversion of a 5% Convertible Debenture and warrants to purchase 100,000 shares at an exercise price of $0.50 related to that Debenture.

(3) The shares are held in the name of Kerlee Inter Vivos Trust for which Mr. Miller is a beneficiary. Amount also includes Mr. Miller's stock options to acquire 106,551 shares of common stock at an exercise price of $1.41, 33,333


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

shares of common stock to be issued upon conversion of a 5% Convertible Debenture held by Mr. Miller's wife and warrants to purchase 33,333 shares of common stock at an exercise price of $0.50 related to that Debenture.

(4) Amount also includes Mr. Keating's Warrants to purchase 1,208,600 shares of common stock at an exercise price of $1.00, warrants to purchase 400,000 shares of common stock at an exercise price of $0.50, 1,690,430 shares of common stock held by Former Partners through an affiliated entity and related warrants to purchase 338,067 shares of common stock at an exercise price of $1.00.

(5) Amount also includes Mr. Manner's stock options to acquire 186,465 shares of common stock at an exercise price of $1.41, 220,000 shares of common stock to be issued upon conversion of a 5% Convertible debenture and warrants to purchase 220,000 shares of common stock at an exercise price of $0.50 related to that Debenture.

(6) Represents 9,230,308 shares of common stock underlying a 5% Convertible Debenture, maturing in August 2004, and 3,000,000 shares of common stock underlying a warrant, exerciseable at $0.13 expiring on August 31, 2005, and options to purchase 1,500,000 common shares at an exercise price of $0.50. The address for Newmarket Investments, plc. is Queensberry House, 129 High Street, Newmarket, Suffolk, CB8 9WP, UK.

(7) Represents 3,333,333 shares of common stock and an associated warrant to purchase 666,667 shares of common stock at an exercise price of $1.00. The address for Trilium Holdings is Charlotte House, Charlotte Street, P.O. Box 9204, Nassau, Bahamas.

(8) Represents 1,875,000 shares of common stock underlying a 16% Convertible Note and 250,000 shares of common stock issuable upon exercise of a warrant issued in connection with the 16% Convertible Note. The address for Laurus is P.O. Box 1234 Queensgate House, South Church Street, Grand Cayman, Cayman Islands.


NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

         The following action was taken based upon the unanimous recommendation of GWIN's Board of Directors (the "Board") and the written consent of the consenting stockholders:

                                    ACTION 1
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                     TO INCREASE THE AUTHORIZED COMMON STOCK

         The Board and the consenting stockholders unanimously adopted and approved an amendment to GWIN's Certificate of Incorporation to increase the number of shares of authorized common stock from 50,000,000 to 100,000,000. Such amendment is referred to as the "Authorized Shares Amendment". The text of the Authorized Shares Amendment is attached hereto as Exhibit A.

         Currently, GWIN has 50,000,000 shares of common stock authorized, of which 40,271,859 shares are issued and outstanding as of the record date, and 5,000,000 shares of preferred stock authorized, of which 0 shares of Series B Preferred Stock are issued and outstanding and 0 shares of Series C Preferred Stock are issued and outstanding.

         The Authorized Shares Amendment will be implemented by filing the Certificate of Amendment of Certificate of Incorporation with the Secretary of State of Delaware, a form of which is attached hereto as Exhibit B. Under federal securities laws, GWIN cannot file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement. Once GWIN files the Certificate of Amendment, GWIN will have 59,728,141 shares of authorized but unissued common stock available for issuance.



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

         Our board of directors believes that it is advisable and in the best interests of the company to have available additional authorized but unissued shares of common stock in an amount adequate to provide for our future needs. The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions and the issuance or reservation of common stock for employee stock options. GWIN's Board would be able to authorize the issuance of shares for these transactions without the necessity, and related costs and delays, of either calling a special stockholders' meeting or of waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If, in a particular transaction, stockholder approval were required by law or any stock exchanges or markets or were otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval notwithstanding that GWIN may have the requisite number of voting shares to consummate the transaction. Except for the outstanding convertible preferred stock, stock options and warrants, we have no present commitments for the issuance or use of the proposed additional shares of common stock. However, our board of directors believes that if an increase in the authorized number of shares of common stock were to be postponed until a specific need arose, the delay and expense incident to obtaining the approval of our stockholders at that time could significantly impair our ability to meet financing requirements or other objectives.

         The Authorized Shares Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Certificate of Incorporation or the Bylaws of GWIN in effect on the date of this Information Statement. However, GWIN stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of GWIN or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving GWIN. GWIN is not aware of any proposed attempt to take over the company or of any attempt to acquire a large block of GWIN's common stock. GWIN has no present intention to use the increased authorized common stock for anti-takeover purposes.




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




                                    EXHIBIT A

                                 WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                            AND MAJORITY STOCKHOLDERS
                                       OF
                                   GWIN, INC.
                            (A DELAWARE CORPORATION)

                             TAKEN WITHOUT A MEETING



         Pursuant to the authority set forth in Sections 141 and 228 of the Delaware General Corporation Law and the Bylaws of GWIN, Inc. (the "Corporation"), the undersigned, constituting the entire Board of Directors of the Corporation and a majority of the stockholders of the Corporation, without the formality of convening a meeting, do hereby consent to and adopt the following resolutions, effective as of this 10th day of June, 2003:

AMENDMENT TO CERTIFICATE OF INCORPORATION (INCREASE IN AUTHORIZED SHARES OF COMMON STOCK)

         WHEREAS, it is proposed that this Corporation amend its Certificate of Incorporation to increase the number of authorized shares of its common stock from 50,000,000 to 100,000,000 so that unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions and the issuance or reservation of common stock for employee stock options.

         NOW, THEREFORE, BE IT RESOLVED, that any executive officer of this Corporation, acting alone, be and hereby is authorized, empowered and directed, for an on behalf of this Corporation, to execute and file with the Delaware Secretary of State a Certificate of Amendment to Certificate of Incorporation increasing the number of authorized shares of its common stock from 50,000,000 to 100,000,000;

         RESOLVED, that any executive officer of this Corporation, acting alone, be and hereby is authorized, empowered and directed, for an on behalf of this Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional actions as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolution;

         RESOLVED, that any action or actions heretofore taken by any executive officer of this Corporation on behalf of this Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of this Corporation.


                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

         This Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at meetings duly noticed and held by the Board of Directors and the stockholders of this Corporation. This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.



                                         DIRECTORS:


                                                  /s/ Wayne Allyn Root
                                         --------------------------------------
                                         Wayne Allyn Root


                                                  /s/ Douglas R. Miller
                                         --------------------------------------
                                         Douglas R. Miller


                                                  /s/ Timothy J. Keating
                                         --------------------------------------
                                         Timothy J. Keating


                                                  /s/ John T. Manner
                                         --------------------------------------
                                         John T. Manner


                                                  /s/ Simon Hayes
                                         --------------------------------------
                                         Simon Hayes


                                         STOCKHOLDERS:


                                                  /s/ Wayne Allen Root
                                         --------------------------------------
                                         Wayne Allyn Root
                                         Shares: 4,403,473 shares


                                                  /s/ Douglas R. Miller
                                         --------------------------------------
                                         Douglas R. Miller
                                         Shares: 3,549,135 shares


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


                                                  /s/ Timothy J. Keating
                                         --------------------------------------
                                         Timothy J. Keating
                                         Shares: 4,542,723 shares


                                                  /s/ John T. Manner
                                         --------------------------------------
                                         John T. Manner
                                         Shares: 1,859,308 shares


                                                  /s/ Simon Hayes
                                         --------------------------------------
                                         Simon Hayes
                                         Shares: 100,000 shares


                                                  /s/ Deidre M. McCoy
                                         --------------------------------------
                                         Trilium Holdings, Ltd.
                                         Deidre M. McCoy, Director
                                         Shares: 3,513,809 shares


                                                  /s/ Luca Toscani
                                         --------------------------------------
                                         Luca Toscani
                                         Shares: 1,665,326 shares


                                                  /s/ Michele Toscani
                                         --------------------------------------
                                         Michele Toscani
                                         Shares: 398,255 shares


                                                  /s/ Alan Clapacs
                                         --------------------------------------
                                         Clapacs Family Trust
                                         Shares: 527,702 shares



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